UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2014



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2014


[LOGO OF USAA]
   USAA(R)

                                         [GRAPHIC OF USAA EMERGING MARKETS FUND]

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       ANNUAL REPORT
       USAA EMERGING MARKETS FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
       MAY 31, 2014

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

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PRESIDENT'S MESSAGE

"WE HAVE BELIEVED FOR SOME TIME THE
ECONOMIC RECOVERY WILL BE MORE GRADUAL              [PHOTO OF BROOKS ENGLEHARDT]
THAN THE MARKET'S INITIAL EXPECTATIONS."

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JULY 2014

The 12-month reporting period did not turn out the way many had anticipated. In June 2013, longer-term interest rates were widely expected to increase when the U.S. Federal Reserve (the Fed) started to taper (or gradually reduce) its quantitative easing (QE) asset purchases. (Through QE, the Fed was buying $85 billion of U.S. Treasury securities and mortgage-backed securities every month in an effort to push down long-term interest rates and stimulate U.S. economic growth.) Many observers expected the U.S. economy to begin to expand at a faster pace while others predicted that emerging markets equities would outperform most other global asset classes. Ultimately, none of these scenarios came to pass.

Longer-term interest rates actually fell after the Fed began tapering QE in January 2014. They had increased earlier in the reporting period, rising dramatically during the so-called "taper tantrum" between June and September 2013. At that time, global stocks and bonds retreated on hints from the Fed that it might start tapering QE sooner than expected. As bond prices dropped, interest rates (which tend to move in the opposite direction) increased. Then, in January 2014, when the Fed began reducing asset purchases, interest rates declined significantly and remained in a relatively tight range through the end of the reporting period. On May 31, 2014, following five months of Fed tapering, longer-term interest rates were lower than they had been during the height of the taper tantrum in July and August 2013.

Meanwhile, U.S. economic growth disappointed many observers. Although the economy continued to grow slowly during the first part of the reporting period, it contracted by 2.9% in the first quarter of 2014, according to the U.S. Department of Commerce. Some attributed the deceleration to an extremely cold winter and predicted economic growth would rebound in the second quarter. We continue to watch for solid signs that the economy is on a path to sustainable growth. We have believed for some time the economic recovery will be more gradual than the market's initial expectations.

In the financial markets, U.S. stocks were the stand-out performers. The S&P 500(R) Index - a gauge of U.S. large-cap equity performance - recorded substantial gains, outperforming most other asset classes. Although international equities also provided

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positive returns, they did not fare as well as U.S. equities. Emerging markets stocks trailed both U.S. and international stocks of developed markets last summer. Emerging markets equities are generally more dependent on external capital flows and investments and are less liquid than developed markets stocks. As a result, they are more vulnerable to changes in the Fed's monetary policy, such as tapering. The asset class also was impacted by country-specific factors, such as lower growth expectations for China and Brazil and political turmoil in Ukraine and Thailand. Meanwhile, precious metals (such as gold, silver, and platinum) underperformed versus stocks during the reporting period.

Looking ahead, we are more optimistic about the prospects for international stocks (both developed and emerging markets) than for U.S. stocks, as U.S. stock valuations have increased faster than fundamentals. Valuations will continue to rise, in our opinion, if economic growth accelerates and profit margins can maintain their current levels. If growth stalls and profit margins decrease, earnings may disappoint and stocks may trim their gains.

In the months ahead, we will continue to monitor the financial markets and corporate earnings as well as other factors - including global economic trends and central bank policy - that potentially could affect your investments. If the U.S. economy regains its footing and continues to strengthen, we would expect the Fed to end its QE asset purchases by the end of 2014. We believe that other global central banks are likely to maintain their easy monetary policies, using rate cuts and/or asset purchases, to boost economic growth in their countries and to support their financial markets.

From all of us here at USAA Asset Management Company, thank you for your confidence in us. We value the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Asset Management Company

Past performance is no guarantee of future results. o As interest rates rise, bond prices generally fall. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o The S&P 500(R) Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Most of these stocks are listed on the New York Stock Exchange. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGER(S) COMMENTARY                                                         2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

  Distributions to Shareholders                                              14

  Report of Independent Registered Public Accounting Firm                    15

  Portfolio of Investments                                                   16

  Notes to Portfolio of Investments                                          29

  Financial Statements                                                       31

  Notes to Financial Statements                                              34

EXPENSE EXAMPLE                                                              53

ADVISORY AGREEMENT(S)                                                        55

TRUSTEES' AND OFFICERS' INFORMATION                                          63

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2014, USAA. All rights reserved.

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

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FUND OBJECTIVE

THE USAA EMERGING MARKETS FUND (THE FUND) SEEKS CAPITAL APPRECIATION.

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TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in equity securities of emerging market companies. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGER(S) COMMENTARY ON THE FUND

Lazard Asset Management (Lazard)                Brandes Investment Partners,
    JAI JACOB                                       L.P. (Brandes)
    JAMES M. DONALD, CFA                            DOUG EDMAN, CFA
    KEVIN O'HARE, CFA                               CHRIS GARRETT, CFA
    STEPHEN MARRA                                   LOUIS LAU, CFA
                                                    GREG RIPPEL, CFA
Victory Capital Management, Inc. (Victory)          GERARDO ZAMORANO, CFA
    MARGARET LINDSAY
    TIFFANY KUO, CFA
    JOSHUA LINDLAND, CFA

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o   HOW DID THE USAA EMERGING MARKETS FUND (THE FUND) PERFORM DURING THE
    REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended May 31, 2014, the Fund Shares, Institutional Shares, and Adviser Shares had a total return of 4.56%, 4.82%, and 4.34%, respectively. This compares to returns of 4.37% for the Lipper Emerging Markets Funds Index and 4.27% for the MSCI Emerging Markets Index (the Index).

    USAA Asset Management Company is the Fund's investment adviser. As the investment adviser, USAA Asset Management Company employs dedicated resources to support the research, selection, and monitoring of

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

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2  | USAA EMERGING MARKETS FUND

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    the Fund's subadvisers. Brandes Investment Partners L.P. (Brandes), Lazard
    Asset Management (Lazard), and Victory Capital Management, Inc. (Victory) are subadvisers to the Fund. The investment adviser and each subadviser provide day-to-day discretionary management for a portion of the Fund's assets.

o   HOW DID THE BRANDES PORTION OF THE FUND PERFORM?

    The Brandes portion of the Fund outperformed the Fund's benchmark for the 12-month period. Allocations to utilities and materials contributed the most to relative return. Notable performers included electric utility providers Reliance Infrastructure Ltd. GDR, Centrais Eletricas Brasileiras S.A. Eletrobras ADR, and JSC RusHydro ADR, as well as the construction materials company Titan Cement Co. S.A. Conversely, select holdings in consumer discretionary, including Luk Fook Holdings and Bosideng International Holdings Ltd., detracted from performance. Brandes' significant underweight to information technology also subtracted from relative performance, although select holdings displayed strong absolute returns.

    During the period, there were a number of liquidated positions, including four China-based holdings: Sinotrans Ltd. "H", AsiaInfo-Linkage, Inc., Peoples Food Holdings and Xinhua Winshare Publishing, and Media Co. Ltd. "H". New positions included Hungarian pharmaceutical firm Gedeon Richter; Turkish financial services company Haci Omer Sabanci; and TCS Group Holdings, a Cyprus-based bank conducting the majority of its business in Russia.

o   WHAT IS BRANDES' OUTLOOK?

    Amid the current fears in emerging markets, we have been monitoring the situation closely and also reviewing our existing holdings in the

    You will find a complete list of securities that the Fund owns on pages
    16-28.

    Titan Cement Co. S.A. was sold out of the Fund prior to May 31, 2014.

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                                          MANAGER(S) COMMENTARY ON THE FUND |  3

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    affected regions. In some cases, we have added to our positions in companies where our bottom-up analysis showed potential rewards outweigh potential risks. We do not take potential macro risk factors lightly, but we hold the view that the current environment provides fertile ground for a patient, long-term, value-minded investor. If we had to single out the most important lesson from our experience investing in emerging markets for more than 30 years, it would be: The asset class is not a homogenous group and should not be treated as such.

o   PLEASE DESCRIBE THE PERFORMANCE OF THE LAZARD PORTION OF THE FUND.

    The Lazard portion of the Fund outperformed the Fund's benchmark for the 12-month period. On a sector basis, stock selection in financials, an overweight to consumer discretionary, and an underweight to materials added to relative performance. Conversely, stock selection in the industrials and telecom services sectors detracted from returns. On a country basis, exposures to Macau and Argentina (which are not constituents of the Index), and stock selection in Indonesia and Mexico contributed to relative return. On the other hand, a higher-than-index exposure and stock selection in Russia and lower-than-index exposures and stock selection in South Africa and Taiwan detracted from performance.

o   WHAT IS LAZARD'S OUTLOOK?

    We believe that the recent decline in market volatility reflects a less uncertain outlook for the global economy, and our assessment of future economic conditions anticipates the decreased likelihood of both extremely negative and extremely positive outcomes. We retain a cautiously optimistic view, with divergences (I.E., some countries, industries, segments of society, etcetera, faring extremely well as others struggle) still evident, but tending to decline over time.

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4  | USAA EMERGING MARKETS FUND

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o   HOW DID VICTORY'S PORTION OF THE PORTFOLIO PERFORM?

    Victory's portion of the Fund posted a positive return but underperformed the Fund's benchmark for the 12-month period. Holdings in consumer durables, consumer non-durables, and health care technology were among the top contributors, while positions in industrial services, producer manufacturing, and retail trade detracted. On a country basis, stock selection was strong in South Korea and Malaysia, while selection in Indonesia, South Africa, and Thailand proved subtractive. In India, we initiated positions in selective securities by closing our position in an exchange-traded fund in the country.

    At the stock level, top contributors included South Korean companies such as Hanssem Co. Ltd., a furniture manufacturer; and Suheung Capsule Co. Ltd., a pharmaceutical capsules producer. Two Thai companies - STP&I PCL, an engineering services company; and Robinson Department Store PCL, a retail store chain operator - were among the detractors.

o   WHAT IS VICTORY'S OUTLOOK?

    We believe that the small-cap asset class offers a unique opportunity to invest directly in the beneficiaries of long-term trends in the emerging world. The growth drivers in the emerging markets small-cap portfolio continue to reflect many local themes. These growth drivers continue to evolve and now include a host of service industries that we believe are essential to developing an economy's infrastructure. We seek to identify small-cap firms with long-term earnings growth potential, proven financial stability, and excellent management teams.

    Thank you for your investment in the Fund.

    STP&I PCL and Robinson Department Store PCL were sold out of the Fund prior to May 31, 2014.

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                                          MANAGER(S) COMMENTARY ON THE FUND |  5

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INVESTMENT OVERVIEW

USAA EMERGING MARKETS FUND SHARES (FUND SHARES) (Ticker Symbol: USEMX)


--------------------------------------------------------------------------------
                                             5/31/14                5/31/13
--------------------------------------------------------------------------------

Net Assets                                $503.1 Million         $476.7 Million
Net Asset Value Per Share                     $18.14                 $17.44


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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/14
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     1 YEAR                         5 YEARS                          10 YEARS

     4.56%                           6.16%                             9.20%


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                          EXPENSE RATIO AS OF 5/31/13*
--------------------------------------------------------------------------------

                                      1.62%


               (includes acquired fund fees and expenses of 0.04%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2013, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

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6  | USAA EMERGING MARKETS FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                MSCI EMERGING MARKETS         LIPPER EMERGING        USAA EMERGING MARKETS
                        INDEX               MARKETS FUNDS INDEX             FUND SHARES
05/31/04             $10,000.00                 $10,000.00                  $10,000.00
06/30/04               9,980.13                  10,051.35                   10,129.22
07/31/04               9,803.66                   9,903.83                    9,980.12
08/31/04              10,214.05                  10,288.67                   10,278.33
09/30/04              10,803.98                  10,891.99                   10,765.41
10/31/04              11,062.81                  11,224.38                   11,033.80
11/30/04              12,087.50                  12,147.45                   12,037.77
12/31/04              12,669.41                  12,776.93                   12,631.96
01/31/05              12,709.51                  12,822.35                   12,512.03
02/28/05              13,825.52                  13,891.50                   13,461.43
03/31/05              12,914.68                  12,946.98                   12,522.03
04/30/05              12,570.46                  12,630.14                   12,272.19
05/31/05              13,013.05                  13,020.90                   12,581.99
06/30/05              13,462.24                  13,453.13                   13,051.69
07/31/05              14,414.80                  14,381.80                   13,871.17
08/31/05              14,544.56                  14,605.42                   13,931.13
09/30/05              15,900.79                  15,882.78                   15,040.43
10/31/05              14,861.91                  14,925.05                   13,991.09
11/30/05              16,092.43                  16,043.72                   14,970.47
12/31/05              17,045.71                  16,948.95                   15,858.52
01/31/06              18,959.94                  18,899.77                   17,297.46
02/28/06              18,941.88                  18,789.16                   17,307.53
03/31/06              19,111.67                  19,044.12                   17,659.71
04/30/06              20,475.40                  20,393.18                   18,837.03
05/31/06              18,334.79                  18,150.96                   16,925.15
06/30/06              18,295.94                  18,061.05                   16,824.53
07/31/06              18,569.57                  18,449.26                   16,925.15
08/31/06              19,051.98                  18,951.70                   17,277.34
09/30/06              19,212.12                  19,092.73                   17,579.21
10/31/06              20,125.39                  20,089.90                   18,374.15
11/30/06              21,624.59                  21,410.01                   19,682.28
12/31/06              22,600.31                  22,384.40                   20,514.74
01/31/07              22,366.18                  22,277.16                   20,402.86
02/28/07              22,236.62                  22,068.15                   20,148.59
03/31/07              23,130.65                  22,909.39                   20,850.38
04/30/07              24,204.80                  23,994.70                   21,674.22
05/31/07              25,409.95                  25,285.97                   23,057.47
06/30/07              26,611.83                  26,166.59                   23,901.66
07/31/07              28,029.74                  27,115.18                   24,888.23
08/31/07              27,443.25                  26,527.42                   24,461.06
09/30/07              30,476.04                  29,100.86                   26,505.41
10/31/07              33,877.13                  32,205.90                   29,149.85
11/30/07              31,477.79                  30,226.99                   27,217.37
12/31/07              31,590.24                  30,499.40                   27,409.15
01/31/08              27,657.22                  27,131.06                   24,958.10
02/29/08              29,708.72                  28,315.24                   25,976.57
03/31/08              28,139.25                  26,996.05                   24,935.72
04/30/08              30,427.38                  29,038.05                   26,916.70
05/31/08              31,000.68                  29,572.95                   27,386.76
06/30/08              27,913.83                  26,530.59                   24,745.46
07/31/08              26,883.00                  25,603.02                   24,062.75
08/31/08              24,744.50                  23,657.72                   22,260.84
09/30/08              20,416.79                  19,778.25                   18,645.83
10/31/08              14,832.14                  14,034.54                   13,396.79
11/30/08              13,716.67                  12,833.57                   12,210.44
12/31/08              14,790.26                  13,798.25                   13,252.93
01/31/09              13,841.14                  12,607.43                   12,160.93
02/28/09              13,062.65                  11,897.34                   11,565.29
03/31/09              14,941.66                  13,430.94                   13,004.74
04/30/09              17,430.39                  15,650.16                   15,139.11
05/31/09              20,418.83                  18,485.30                   17,881.52
06/30/09              20,147.83                  18,266.73                   17,571.30
07/31/09              22,427.81                  20,379.64                   19,581.57
08/31/09              22,353.55                  20,462.06                   19,643.62
09/30/09              24,386.24                  22,289.12                   21,517.39
10/31/09              24,418.66                  22,018.40                   21,281.62
11/30/09              25,468.81                  23,225.25                   22,386.03
12/31/09              26,477.74                  24,043.00                   23,168.80
01/31/10              25,005.31                  22,698.25                   21,907.99
02/28/10              25,098.57                  22,890.23                   22,057.79
03/31/10              27,126.84                  24,784.52                   23,817.92
04/30/10              27,461.55                  24,961.38                   23,905.30
05/31/10              24,798.84                  22,607.27                   21,458.60
06/30/10              24,878.23                  22,616.19                   21,408.67
07/31/10              26,967.60                  24,726.24                   23,430.94
08/31/10              26,452.94                  24,245.20                   22,844.23
09/30/10              29,396.22                  26,992.72                   25,353.35
10/31/10              30,252.35                  27,828.33                   25,952.55
11/30/10              29,454.97                  27,123.31                   25,390.80
12/31/10              31,560.33                  28,886.01                   27,157.81
01/31/11              30,710.07                  27,952.96                   26,278.51
02/28/11              30,428.22                  27,692.74                   25,951.91
03/31/11              32,222.03                  29,127.54                   27,258.30
04/30/11              33,228.55                  30,174.17                   27,949.18
05/31/11              32,370.20                  29,379.94                   27,095.00
06/30/11              31,885.85                  28,998.21                   26,617.67
07/31/11              31,765.93                  28,944.76                   26,303.63
08/31/11              28,938.84                  26,567.21                   23,803.91
09/30/11              24,724.60                  22,437.09                   19,884.74
10/31/11              28,002.00                  25,188.68                   22,346.78
11/30/11              26,137.29                  24,362.72                   21,593.10
12/31/11              25,824.76                  23,578.39                   20,697.26
01/31/12              28,758.97                  26,050.53                   23,176.21
02/29/12              30,486.95                  27,601.97                   24,382.90
03/31/12              29,475.86                  27,010.17                   23,281.14
04/30/12              29,128.64                  26,679.04                   22,861.43
05/31/12              25,877.14                  23,790.34                   20,264.43
06/30/12              26,888.03                  24,892.54                   21,116.98
07/31/12              27,431.89                  25,131.09                   21,287.49
08/31/12              27,352.61                  25,308.16                   21,261.26
09/30/12              29,008.53                  26,638.97                   22,559.76
10/31/12              28,835.53                  26,564.56                   22,100.69
11/30/12              29,203.75                  26,860.15                   22,048.23
12/31/12              30,635.18                  28,319.01                   23,307.53
01/31/13              31,062.33                  28,728.73                   23,717.36
02/28/13              30,676.54                  28,458.58                   23,809.91
03/31/13              30,154.82                  28,158.58                   23,333.97
04/30/13              30,393.93                  28,560.17                   23,452.95
05/31/13              29,628.46                  27,826.04                   23,056.34
06/30/13              27,756.35                  26,051.36                   21,390.58
07/31/13              28,061.37                  26,465.04                   21,694.64
08/31/13              27,590.46                  25,609.18                   21,112.95
09/30/13              29,393.43                  27,456.80                   22,686.17
10/31/13              30,825.81                  28,652.45                   23,677.70
11/30/13              30,377.47                  28,175.63                   23,452.95
12/31/13              29,940.75                  27,953.62                   23,218.40
01/31/14              28,003.20                  26,074.23                   21,464.06
02/28/14              28,936.72                  27,030.21                   22,075.42
03/31/14              29,831.45                  27,832.83                   22,899.43
04/30/14              29,942.51                  28,013.49                   22,899.43
05/31/14              30,994.46                  29,042.54                   24,108.85

                                   [END CHART]

                          Data from 5/31/04 to 5/31/14.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund Shares to the following benchmarks:

o The unmanaged MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

o The unmanaged Lipper Emerging Markets Funds Index tracks the total return performance of the 30 largest funds within the Lipper Emerging Markets Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees or expenses.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA EMERGING MARKETS FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIEMX)


--------------------------------------------------------------------------------
                                     5/31/14                    5/31/13
--------------------------------------------------------------------------------

Net Assets                        $730.9 Million              $540.6 Million
Net Asset Value Per Share             $18.10                      $17.41


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/14
--------------------------------------------------------------------------------
     1 YEAR                     5 YEARS               SINCE INCEPTION 8/01/08

     4.82%                       6.53%                         0.60%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/13*
--------------------------------------------------------------------------------

                                    1.34%


               (includes acquired fund fees and expenses of 0.04%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2013, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds) and not to the general public.

================================================================================

8  | USAA EMERGING MARKETS FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                   USAA EMERGING
                  MSCI EMERGING           LIPPER EMERGING          MARKETS FUND
                  MARKETS INDEX         MARKETS FUNDS INDEX    INSTITUTIONAL SHARES
07/31/08           &10,000.00              $10,000.00              $10,000.00
08/31/08             9,204.52                9,240.21                9,355.60
09/30/08             7,594.69                7,724.97                7,836.31
10/31/08             5,517.29                5,481.60                5,630.29
11/30/08             5,102.36                5,012.52                5,131.70
12/31/08             5,501.72                5,389.31                5,573.05
01/31/09             5,148.66                4,924.20                5,117.78
02/28/09             4,859.08                4,646.85                4,871.84
03/31/09             5,558.04                5,245.84                5,484.09
04/30/09             6,483.80                6,112.62                6,384.15
05/31/09             7,595.45                7,219.97                7,545.85
06/30/09             7,494.64                7,134.60                7,415.03
07/31/09             8,342.75                7,959.86                8,273.23
08/31/09             8,315.13                7,992.05                8,299.39
09/30/09             9,071.25                8,705.66                9,094.79
10/31/09             9,083.31                8,599.92                9,000.60
11/30/09             9,473.95                9,071.29                9,471.56
12/31/09             9,849.25                9,390.69                9,807.63
01/31/10             9,301.54                8,865.46                9,273.63
02/28/10             9,336.23                8,940.44                9,342.36
03/31/10            10,090.71                9,680.31               10,093.13
04/30/10            10,215.22                9,749.39               10,130.14
05/31/10             9,224.74                8,829.92                9,104.44
06/30/10             9,254.27                8,833.41                9,083.29
07/31/10            10,031.48                9,657.55                9,945.09
08/31/10             9,840.03                9,469.67                9,701.89
09/30/10            10,934.88               10,542.79               10,769.89
10/31/10            11,253.34               10,869.16               11,028.96
11/30/10            10,956.73               10,593.79               10,732.88
12/31/10            11,739.89               11,282.27               11,541.35
01/31/11            11,423.61               10,917.84               11,178.18
02/28/11            11,318.77               10,816.20               11,044.66
03/31/11            11,986.03               11,376.60               11,600.10
04/30/11            12,360.44               11,785.40               11,899.18
05/31/11            12,041.15               11,475.19               11,536.01
06/30/11            11,860.98               11,326.09               11,338.40
07/31/11            11,816.37               11,305.21               11,204.89
08/31/11            10,764.74               10,376.59               10,142.08
09/30/11             9,197.12                8,763.46                8,475.76
10/31/11            10,416.25                9,838.17                9,527.89
11/30/11             9,722.61                9,515.57                9,207.45
12/31/11             9,606.36                9,209.22                8,829.95
01/31/12            10,697.83               10,174.79                9,888.20
02/29/12            11,340.61               10,780.75               10,408.93
03/31/12            10,964.50               10,549.60                9,938.60
04/30/12            10,835.34               10,420.27                9,759.42
05/31/12             9,625.84                9,292.01                8,656.38
06/30/12            10,001.88                9,722.50                9,025.93
07/31/12            10,204.18                9,815.67                9,098.72
08/31/12            10,174.69                9,884.83                9,087.52
09/30/12            10,790.66               10,404.62                9,641.84
10/31/12            10,726.31               10,375.56                9,451.47
11/30/12            10,863.28               10,491.01                9,429.07
12/31/12            11,395.75               11,060.81                9,973.87
01/31/13            11,554.64               11,220.84               10,149.75
02/28/13            11,411.13               11,115.32               10,195.14
03/31/13            11,192.26               10,998.15                9,990.89
04/30/13            11,306.01               11,155.00               10,047.63
05/31/13            11,021.27               10,868.26                9,877.42
06/30/13            10,324.88               10,175.11                9,162.57
07/31/13            10,438.34               10,336.69                9,293.06
08/31/13            10,263.17               10,002.41                9,049.10
09/30/13            10,933.84               10,724.05                9,724.23
10/31/13            11,466.66               11,191.04               10,149.74
11/30/13            11,299.89               11,004.81               10,058.97
12/31/13            11,137.43               10,918.10                9,958.64
01/31/14            10,416.70               10,184.05                9,209.31
02/28/14            10,763.95               10,557.43                9,478.16
03/31/14            11,096.78               10,870.92                9,832.80
04/30/14            11,138.09               10,941.48                9,832.80
05/31/14            11,529.40               11,343.41               10,353.33

                                   [END CHART]

                  Data from 7/31/08 to 5/31/14.*

                  See page 7 for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index.The return information for the indexes does not reflect the deduction of any fees or expenses.

*The performance of the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index is calculated from the end of the month, July 31, 2008, while the Institutional Shares' inception date is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA EMERGING MARKETS FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UAEMX)

--------------------------------------------------------------------------------
                                     5/31/14                     5/31/13
--------------------------------------------------------------------------------
Net Assets                        $5.0 Million                $4.8 Million
Net Asset Value Per Share            $18.08                      $17.35

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/14
--------------------------------------------------------------------------------
      1 YEAR                                      SINCE INCEPTION 8/01/10
      4.34%                                                 -0.25%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 5/31/13*
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT   2.08%                  AFTER REIMBURSEMENT   2.04%

               (includes acquired fund fees and expenses of 0.04%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2013, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through October 1, 2014, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 2.00% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2014. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

10  | USAA EMERGING MARKETS FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                 LIPPER EMERGING         MSCI EMERGING      USAA EMERGING MARKETS
               MARKETS FUNDS INDEX       MARKETS INDEX       FUND ADVISER SHARES
07/31/10           $10,000.00              $10,000.00             $10,000.00
08/31/10             9,805.45                9,809.16               9,516.13
09/30/10            10,916.63               10,900.57              10,556.71
10/31/10            11,254.57               11,218.03              10,801.25
11/30/10            10,969.44               10,922.35              10,567.12
12/31/10            11,682.33               11,703.05              11,294.94
01/31/11            11,304.98               11,387.76              10,923.50
02/28/11            11,199.74               11,283.25              10,787.48
03/31/11            11,780.01               11,948.42              11,326.33
04/30/11            12,203.30               12,321.66              11,608.83
05/31/11            11,882.09               12,003.37              11,247.85
06/30/11            11,727.70               11,823.76              11,049.05
07/31/11            11,706.09               11,779.29              10,913.03
08/31/11            10,744.54               10,730.96               9,871.95
09/30/11             9,074.20                9,168.26               8,244.94
10/31/11            10,187.02               10,383.57               9,265.09
11/30/11             9,852.98                9,692.10               8,945.97
12/31/11             9,535.77                9,576.22               8,571.56
01/31/12            10,535.58               10,664.27               9,594.06
02/29/12            11,163.03               11,305.03              10,094.43
03/31/12            10,923.68               10,930.10               9,632.13
04/30/12            10,789.77               10,801.35               9,458.09
05/31/12             9,621.49                9,595.64               8,381.21
06/30/12            10,067.25                9,970.49               8,729.29
07/31/12            10,163.73               10,172.16               8,799.99
08/31/12            10,235.34               10,142.77               8,783.68
09/30/12            10,773.56               10,756.81               9,316.68
10/31/12            10,743.46               10,692.66               9,120.88
11/30/12            10,863.01               10,829.20               9,093.70
12/31/12            11,453.02               11,359.99               9,616.54
01/31/13            11,618.72               11,518.38               9,775.18
02/28/13            11,509.46               11,375.33               9,813.47
03/31/13            11,388.13               11,157.14               9,611.07
04/30/13            11,550.55               11,270.53               9,660.30
05/31/13            11,253.64               10,986.68               9,490.72
06/30/13            10,535.91               10,292.48               8,801.49
07/31/13            10,703.22               10,405.59               8,921.83
08/31/13            10,357.08               10,230.96               8,681.14
09/30/13            11,104.31               10,899.53               9,326.62
10/31/13            11,587.87               11,430.68               9,725.94
11/30/13            11,395.03               11,264.43               9,632.95
12/31/13            11,305.24               11,102.49               9,535.75
01/31/14            10,545.16               10,384.01               8,812.77
02/28/14            10,931.79               10,730.18               9,064.72
03/31/14            11,256.39               11,061.96               9,404.30
04/30/14            11,329.46               11,103.14               9,404.30
05/31/14            11,745.63               11,493.22               9,902.72

                                   [END CHART]

                      Data from 7/31/10 to 5/31/14.*

                      See page 7 for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees or expenses.

*The performance of the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index is calculated from the end of the month, July 31, 2010, while the Adviser Shares' inception date is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                             o TOP 10 INDUSTRIES* o
                                  AS OF 5/31/14
                                (% of Net Assets)

Diversified Banks ........................................................ 20.7%
Semiconductors ...........................................................  7.7%
Wireless Telecommunication Services ......................................  5.0%
Integrated Oil & Gas .....................................................  4.9%
Oil & Gas Exploration & Production .......................................  4.3%
Internet Software & Services .............................................  3.4%
Construction & Engineering ...............................................  2.4%
Packaged Foods & Meat ....................................................  2.0%
Casinos & Gaming .........................................................  2.0%
Construction & Farm Machinery & Heavy Trucks .............................  1.9%

                           o TOP 10 EQUITY HOLDINGS o
                                  AS OF 5/31/14
                                (% of Net Assets)

Samsung Electronics Co. Ltd. ............................................. 3.0%
Pacific Rubiales Energy Corp. ............................................ 2.1%
Sberbank of Russia ....................................................... 1.7%
Petroleo Brasileiro S.A. ADR ............................................. 1.6%
Baidu, Inc. ADR .......................................................... 1.6%
Hyundai Mobis Co. Ltd. ................................................... 1.6%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR .......................... 1.5%
Banco do Brasil S.A. ..................................................... 1.4%
Axis Bank Ltd. GDR ....................................................... 1.3%
NovaTek OAO GDR .......................................................... 1.3%

*Excludes exchange-traded funds.

You will find a complete list of securities that the Fund owns on pages 16-28.

================================================================================

12  | USAA EMERGING MARKETS FUND

================================================================================

                        o COUNTRY ALLOCATION - 5/31/14 o

                        [PIE CHART OF COUNTRY ALLOCATION]

BRAZIL                                                                     13.9%
CHINA                                                                      13.3%
KOREA                                                                      12.5%
RUSSIA                                                                      9.5%
TAIWAN                                                                      7.1%
TURKEY                                                                      6.4%
INDIA                                                                       6.3%
INDONESIA                                                                   5.5%
HONG KONG                                                                   3.8%
MEXICO                                                                      3.4%
OTHER*                                                                     17.9%

                                   [END CHART]

* Includes countries with less than 3% of portfolio and money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2014, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2015.

With respect to distributions paid, the Regulated Investment Company Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2014:

 DIVIDEND RECEIVED
DEDUCTION (CORPORATE           FOREIGN              FOREIGN            QUALIFIED INTEREST
  SHAREHOLDERS)(1)           TAXES PAID(2)      SOURCE INCOME(2)             INCOME
-----------------------------------------------------------------------------------------
       2.01%                  $3,075,000           $28,586,000               $14,000
-----------------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

For the fiscal year ended May 31, 2014, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

14  | USAA EMERGING MARKETS FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA EMERGING MARKETS FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Emerging Markets Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Emerging Markets Fund at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 18, 2014

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  15

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2014

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
              EQUITY SECURITIES (98.1%)

              COMMON STOCKS (94.1%)

              CONSUMER DISCRETIONARY (12.4%)
              ------------------------------
              APPAREL RETAIL (0.5%)
   134,593    Mr. Price Group Ltd.                                             $    2,168
   493,499    Truworths International Ltd.                                          3,684
                                                                               ----------
                                                                                    5,852
                                                                               ----------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.6%)
26,624,000    Bosideng International Holdings Ltd.                                  4,464
    28,428    Fila Korea Ltd.                                                       2,483
                                                                               ----------
                                                                                    6,947
                                                                               ----------
              AUTO PARTS & EQUIPMENT (1.8%)
 1,766,000    Hota Industrial Manufacturing Co. Ltd.                                2,909
    68,729    Hyundai Mobis Co. Ltd.                                               19,402
                                                                               ----------
                                                                                   22,311
                                                                               ----------
              AUTOMOBILE MANUFACTURERS (1.4%)
 1,414,000    Dongfeng Motor Group Co. Ltd.                                         2,156
    62,840    KIA Motors Corp.                                                      3,622
   299,900    Tata Motors Ltd. ADR                                                 11,168
                                                                               ----------
                                                                                   16,946
                                                                               ----------
              BROADCASTING (0.2%)
 8,410,500    PT Surya Citra Media Tbk                                              2,284
                                                                               ----------
              CABLE & SATELLITE (0.2%)
    97,780    KT Skylife Co. Ltd.                                                   2,200
                                                                               ----------
              CASINOS & GAMING (2.0%)
 1,913,200    Genting Malaysia Berhad                                               2,424
 1,460,700    Sands China Ltd.                                                     10,654
 2,791,600    Wynn Macau Ltd.                                                      11,594
                                                                               ----------
                                                                                   24,672
                                                                               ----------
              DEPARTMENT STORES (0.4%)
 2,314,800    PT Matahari Department Store Tbk*                                     2,880
 4,178,400    PT Mitra Adiperkasa Tbk                                               1,852
                                                                               ----------
                                                                                    4,732
                                                                               ----------

================================================================================

16  | USAA EMERGING MARKETS FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
              EDUCATION SERVICES (1.4%)
 1,330,600    Estacio Participacoes S.A.                                       $   15,971
 3,119,800    Prestariang Berhad                                                    1,728
                                                                               ----------
                                                                                   17,699
                                                                               ----------
              FOOTWEAR (0.1%)
   595,500    Yue Yuen Industrial Holdings Ltd.                                     1,843
                                                                               ----------
              HOME FURNISHINGS (0.3%)
    45,935    Hanssem Co. Ltd.                                                      3,989
                                                                               ----------
              HOME IMPROVEMENT RETAIL (0.5%)
   576,600    Via Varejo S.A.                                                       6,131
                                                                               ----------
              HOMEBUILDING (0.6%)
 1,252,900    Cyrela Brazil Realty S.A. Empreendimentos e Participacoes             7,393
 2,071,586    Desarrolladora Homex S.A. de C.V., acquired 9/26/2007 -
                 5/21/2013; cost $3,078*(a),(b)                                       207
 6,312,677    URBI, Desarrollos Urbanos, S.A. de C.V., acquired 2/10/2010 -
                 3/25/2013; cost $2,879*(a),(b)                                       415
   371,300    Viver Incorporadora e Construtora S.A.*                                  22
                                                                               ----------
                                                                                    8,037
                                                                               ----------
              HOUSEHOLD APPLIANCES (1.1%)
    34,861    Coway Co. Ltd.                                                        2,932
   921,000    Haier Electronics Group Co. Ltd.                                      2,152
 2,814,000    Techtronic Industries Co.                                             8,802
                                                                               ----------
                                                                                   13,886
                                                                               ----------
              LEISURE PRODUCTS (0.2%)
   410,000    Topkey Corp.                                                          2,119
                                                                               ----------
              MOVIES & ENTERTAINMENT (0.2%)
   235,013    PVR Ltd.                                                              2,323
                                                                               ----------
              RESTAURANTS (0.2%)
   725,100    Alsea S.A.B. de C.V.*                                                 2,473
                                                                               ----------
              SPECIALTY STORES (0.4%)
 1,125,000    Luk Fook Holdings International Ltd.                                  2,847
 2,572,000    Sa Sa International Holdings Ltd.                                     1,745
                                                                               ----------
                                                                                    4,592
                                                                               ----------
              TEXTILES (0.3%)
   687,000    Toung Loong Textile Manufacturing Co. Ltd.                            2,291
 3,006,500    Weiqiao Textile Co. Ltd. "H"                                          1,699
                                                                               ----------
                                                                                    3,990
                                                                               ----------
              Total Consumer Discretionary                                        153,026
                                                                               ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
              CONSUMER STAPLES (6.3%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.4%)
 2,629,000    Bumitama Agri Ltd.                                               $    2,515
   190,068    Kaveri Seed Co. Ltd.                                                  2,027
                                                                               ----------
                                                                                    4,542
                                                                               ----------
              BREWERS (0.5%)
   953,200    Ambev S.A. ADR                                                        6,711
                                                                               ----------
              FOOD RETAIL (0.3%)
   110,200    7-Eleven Malaysia Holdings Berhad*                                       52
   211,444    X5 Retail Group N.V. GDR*                                             4,271
                                                                               ----------
                                                                                    4,323
                                                                               ----------
              HOUSEHOLD PRODUCTS (0.3%)
 1,535,900    Kimberly-Clark de Mexico S.A. de C.V. "A"                             4,144
                                                                               ----------
              HYPERMARKETS & SUPER CENTERS (0.1%)
   518,770    Robinsons Retail Holdings, Inc.                                         753
                                                                               ----------
              PACKAGED FOODS & MEAT (2.0%)
   252,590    Adecoagro S.A.*                                                       2,299
   920,824    Agthia Group PJSC                                                     1,722
   232,000    Biostime International Holdings Ltd.                                  1,573
     1,527    Lotte Confectionery Co. Ltd.                                          2,636
 2,344,836    Marfrig Global Foods S.A.*                                            5,547
   289,300    Tiger Brands Ltd.                                                     8,200
   350,493    Ulker Biskuvi Sanayi A.S.                                             2,958
                                                                               ----------
                                                                                   24,935
                                                                               ----------
              PERSONAL PRODUCTS (1.0%)
 2,224,200    Karex Berhad*                                                         2,188
   316,400    Natura Cosmeticos S.A.                                                5,453
   204,075    Oriflame Cosmetics S.A. Swedish Depository Receipts                   5,062
                                                                               ----------
                                                                                   12,703
                                                                               ----------
              SOFT DRINKS (0.2%)
     1,152    Lotte Chilsung Beverage Co. Ltd.                                      1,795
                                                                               ----------
              TOBACCO (1.5%)
   121,960    Eastern Tobacco                                                       2,635
   101,802    KT&G Corp.                                                            8,282
   730,300    Souza Cruz S.A.                                                       7,482
                                                                               ----------
                                                                                   18,399
                                                                               ----------
              Total Consumer Staples                                               78,305
                                                                               ----------

================================================================================

18  | USAA EMERGING MARKETS FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
              ENERGY (10.2%)
              --------------
              COAL & CONSUMABLE FUELS (0.9%)
 1,608,000    China Shenhua Energy Co. Ltd. "H"                                $    4,397
   546,265    Exxaro Resources Ltd.                                                 7,147
                                                                               ----------
                                                                                   11,544
                                                                               ----------
              INTEGRATED OIL & GAS (3.1%)
   691,450    Gazprom OAO ADR                                                       5,649
 1,229,939    Gazprom OAO ADR                                                      10,025
   223,780    Lukoil OAO ADR                                                       12,657
   350,100    YPF S.A. ADR                                                         10,461
                                                                               ----------
                                                                                   38,792
                                                                               ----------
              OIL & GAS DRILLING (0.4%)
 1,768,000    China Oilfield Services Ltd. "H"                                      4,351
                                                                               ----------
              OIL & GAS EQUIPMENT & SERVICES (0.7%)
 2,826,000    Anton Oilfield Services Group                                         2,155
   738,386    TMK OAO GDR                                                           6,900
                                                                               ----------
                                                                                    9,055
                                                                               ----------
              OIL & GAS EXPLORATION & PRODUCTION (4.3%)
 6,071,000    CNOOC Ltd.                                                           10,383
   138,522    NovaTek OAO GDR                                                      16,069
 1,342,940    Pacific Rubiales Energy Corp.                                        26,244
                                                                               ----------
                                                                                   52,696
                                                                               ----------
              OIL & GAS REFINING & MARKETING (0.8%)
 2,640,000    NewOcean Energy Holdings Ltd.                                         1,761
   233,882    Reliance Industries Ltd. GDR(c)                                       8,366
                                                                               ----------
                                                                                   10,127
                                                                               ----------
              Total Energy                                                         26,565
                                                                               ----------
              FINANCIALS (24.2%)
              ------------------
              DIVERSIFIED BANKS (20.7%)
28,060,000    Agricultural Bank of China Ltd. "H"                                  12,486
   533,835    Axis Bank Ltd. GDR                                                   16,704
   150,330    Banco Bradesco S.A.                                                   2,145
   536,680    Banco Bradesco S.A. ADR                                               7,487
 1,650,395    Banco do Brasil S.A.                                                 16,774
   138,070    Banco Latinoamericano de Exportaciones S.A. "E"                       3,692
   764,414    Banco Santander Brasil S.A. ADR                                       5,167
   129,900    Bancolombia S.A. ADR                                                  7,239
 1,437,200    BIMB Holdings Berhad                                                  1,762
21,359,000    China Construction Bank Corp. "H"                                    15,648

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
 2,566,526    Commercial Bank of Ceylon plc                                    $    2,561
 1,643,741    Commercial International Bank GDR                                     7,890
    44,500    Credicorp Ltd.                                                        6,953
   164,700    Erste Group Bank AG                                                   5,723
 1,149,800    Grupo Financiero Banorte S.A. "O"                                     8,397
    82,490    Hana Financial Group, Inc.                                            2,996
   313,200    ICICI Bank Ltd. ADR                                                  15,557
    85,500    KB Financial Group, Inc.                                              2,912
   482,170    OTP Bank plc                                                         10,535
 1,013,100    Philippine National Bank*                                             2,118
 3,712,697    Piraeus Bank S.A.*                                                    9,110
15,407,695    PT Bank Mandiri (Persero) Tbk                                        13,428
14,427,500    PT Bank Rakyat Indonesia (Persero) Tbk                               12,605
 8,785,163    Sberbank of Russia*(b)                                               21,278
   321,790    Sberbank of Russia ADR*                                               3,260
   341,080    Shinhan Financial Group Co. Ltd.                                     14,827
   657,219    Standard Bank Group Ltd.                                              8,796
 1,000,150    Turkiye Garanti Bankasi A.S.                                          4,077
 3,612,649    Turkiye Is Bankasi "C"                                               10,283
 1,896,700    Turkiye Vakiflar Bankasi T.A.O. "D"                                   4,576
                                                                               ----------
                                                                                  256,986
                                                                               ----------
              INVESTMENT BANKING & BROKERAGE (0.2%)
 5,236,926    Shuaa Capital PSC*                                                    2,124
                                                                               ----------
              LIFE & HEALTH INSURANCE (1.7%)
 1,195,230    Hanwha Life Insurance Co. Ltd.                                        7,592
 1,765,000    Ping An Insurance (Group) Co. of China Ltd. "H"                      13,625
                                                                               ----------
                                                                                   21,217
                                                                               ----------
              MULTI-SECTOR HOLDINGS (0.7%)
 5,298,000    First Pacific Co. Ltd.                                                5,993
   529,860    Haci Omer Sabanci Holdings A.S.                                       2,577
                                                                               ----------
                                                                                    8,570
                                                                               ----------
              REGIONAL BANKS (0.1%)
   149,898    TCS Group Holding plc GDR                                             1,019
                                                                               ----------
              REITs - DIVERSIFIED (0.3%)
 2,199,462    Macquarie Mexico Real Estate Management S.A de C.V.                   4,166
                                                                               ----------
              REITs - RESIDENTIAL (0.5%)
 4,914,106    Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.                        6,279
                                                                               ----------
              Total Financials                                                    300,361
                                                                               ----------

================================================================================

20  | USAA EMERGING MARKETS FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
              HEALTH CARE (3.9%)
              ------------------
              BIOTECHNOLOGY (0.3%)
    13,702    Medy-Tox, Inc.                                                   $    1,773
    36,728    Naturalendo Tech Co. Ltd.*                                            2,448
                                                                               ----------
                                                                                    4,221
                                                                               ----------
              HEALTH CARE DISTRIBUTORS (0.1%)
 1,283,700    Selcuk Ecza Deposu Ticaret ve Sanayi A.S.                             1,187
                                                                               ----------
              HEALTH CARE EQUIPMENT (0.2%)
    56,373    I-Sens, Inc.                                                          2,639
                                                                               ----------
              HEALTH CARE FACILITIES (0.7%)
 6,799,100    Chularat Hospital PCL NVDR                                            2,589
   302,524    NMC Health plc                                                        2,459
 2,433,700    PT Siloam International Hospitals Tbk                                 3,127
                                                                               ----------
                                                                                    8,175
                                                                               ----------
              HEALTH CARE SUPPLIES (0.7%)
   124,000    Ginko International Co. Ltd.                                          2,291
   129,090    INTEROJO Co. Ltd.                                                     2,714
    90,730    Suheung Capsule Co. Ltd.                                              3,918
                                                                               ----------
                                                                                    8,923
                                                                               ----------
              LIFE SCIENCES TOOLS & SERVICES (0.2%)
   112,412    Divi's Laboratories Ltd.                                              2,416
                                                                               ----------
              PHARMACEUTICALS (1.7%)
   123,559    Ajanta Pharma Ltd.                                                    2,244
   169,540    Gedeon Richter plc                                                    3,182
 4,486,700    Genomma Lab Internacional S.A. "B"*                                  11,481
   149,600    Haw Par Corp. Ltd.                                                    1,022
   251,083    Torrent Pharmaceuticals Ltd.                                          2,626
                                                                               ----------
                                                                                   20,555
                                                                               ----------
              Total Health Care                                                    48,116
                                                                               ----------
              INDUSTRIALS (9.6%)
              ------------------
              AEROSPACE & DEFENSE (1.1%)
 1,853,380    Aselsan Elektronik Sanayi Ve Ticaret A.S.                             8,289
   133,100    Embraer S.A. ADR                                                      4,823
                                                                               ----------
                                                                                   13,112
                                                                               ----------
              AIRPORT SERVICES (0.6%)
   913,138    TAV Havalimanlari Holding A.S.                                        7,271
                                                                               ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
              BUILDING PRODUCTS (0.4%)
    14,706    LG Hausys Ltd.                                                   $    2,760
 1,096,000    Sunspring Metal Corp.                                                 2,237
                                                                               ----------
                                                                                    4,997
                                                                               ----------
              COMMERCIAL PRINTING (0.2%)
   124,500    Valid Solucoes e Servicos de Seguranca em Meios de
                 Pagamento e Identificacao S.A.                                     1,999
                                                                               ----------
              CONSTRUCTION & ENGINEERING (2.4%)
 7,973,000    China State Construction International Holdings Ltd.                 13,698
 2,327,800    Dialog Group Berhad                                                   2,652
 3,939,400    EEI Corp.                                                               954
 2,026,500    Louis XIII Holdings Ltd.*                                             1,691
   107,380    OCI N.V.                                                              4,112
11,589,000    PT Wijaya Karya (Persero) Tbk                                         2,328
   173,043    Wilson Bayly Holmes-Ovcon Ltd.                                        2,191
 3,976,000    Yoma Strategic Holdings Ltd.                                          2,567
                                                                               ----------
                                                                                   30,193
                                                                               ----------
              CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (1.1%)
    64,700    China Yuchai International Ltd.                                       1,348
    10,388    Eicher Motors Ltd.                                                    1,176
 3,819,400    PT United Tractors Tbk                                                7,091
 6,753,200    Zoomlion Heavy Industry Science and Technology Co. Ltd. "H"           4,477
                                                                               ----------
                                                                                   14,092
                                                                               ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.5%)
   813,364    Finolex Cables Ltd.                                                   2,065
 1,417,000    Zhuzhou CSR Times Electric Co. Ltd. "H"                               4,140
                                                                               ----------
                                                                                    6,205
                                                                               ----------
              HIGHWAYS & RAILTRACKS (0.2%)
 4,994,000    PT Jasa Marga (Persero) Tbk                                           2,513
                                                                               ----------
              INDUSTRIAL CONGLOMERATES (1.4%)
   891,800    Cahya Mata Sarawak Berhad                                             2,776
   585,700    Koc Holding A.S. ADR                                                 14,344
                                                                               ----------
                                                                                   17,120
                                                                               ----------
              INDUSTRIAL MACHINERY (0.4%)
   242,000    King Slide Works Co. Ltd.                                             3,309
   788,000    Yungtay Engineering Co. Ltd.                                          1,897
                                                                               ----------
                                                                                    5,206
                                                                               ----------

================================================================================

22  | USAA EMERGING MARKETS FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
              RAILROADS (0.2%)
   201,470    Globaltrans Investment plc GDR                                   $    2,206
                                                                               ----------
              TRADING COMPANIES & DISTRIBUTORS (0.1%)
   888,900    Yinson Holdings Berhad                                                1,433
                                                                               ----------
              TRUCKING (1.0%)
   755,700    Localiza Rent a Car S.A.                                             11,975
                                                                               ----------
              Total Industrials                                                   118,322
                                                                               ----------
              INFORMATION TECHNOLOGY (16.0%)
              ------------------------------
              APPLICATION SOFTWARE (0.2%)
   104,100    Linx S.A.                                                             2,184
                                                                               ----------
              DATA PROCESSING & OUTSOURCED SERVICES (1.1%)
   765,945    Cielo S.A. ADR                                                       13,665
                                                                               ----------
              ELECTRONIC COMPONENTS (1.0%)
 1,102,500    AAC Technologies Holdings, Inc.                                       6,442
   650,000    Flexium Interconnect, Inc.                                            1,719
 1,771,000    Sunny Optical Technology Group Co. Ltd.                               2,117
18,160,000    Tongda Group Holdings Ltd.                                            2,319
                                                                               ----------
                                                                                   12,597
                                                                               ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
   985,000    Chroma Ate, Inc.                                                      2,460
 3,673,000    PAX Global Technology Ltd.*                                           2,241
                                                                               ----------
                                                                                    4,701
                                                                               ----------
              ELECTRONIC MANUFACTURING SERVICES (0.8%)
 2,049,000    FIH Mobile Ltd.*                                                      1,165
 1,451,196    Hon Hai Precision Industry Co. Ltd. GDR "S"                           9,041
                                                                               ----------
                                                                                   10,206
                                                                               ----------
              INTERNET SOFTWARE & SERVICES (3.4%)
   119,309    Baidu, Inc. ADR*                                                     19,805
   182,660    NetEase, Inc. ADR                                                    12,998
   310,020    Yandex N.V. "A"*                                                      9,654
                                                                               ----------
                                                                                   42,457
                                                                               ----------
              IT CONSULTING & OTHER SERVICES (0.2%)
 1,693,900    Datasonic Group Berhad                                                1,977
                                                                               ----------
              SEMICONDUCTOR EQUIPMENT (0.2%)
   121,299    Eugene Technology Co. Ltd.                                            2,634
                                                                               ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
              SEMICONDUCTORS (7.7%)
   171,313    Lumens Co. Ltd.*                                                 $    1,981
   541,000    Media Tek, Inc.                                                       8,787
   632,000    Radiant Opto-Electronics Corp.                                        2,592
    26,660    Samsung Electronics Co. Ltd.                                         37,709
   282,250    SK Hynix, Inc.*                                                      12,215
 2,779,000    Taiwan Semiconductor Manufacturing Co. Ltd.                          11,075
   872,700    Taiwan Semiconductor Manufacturing Co. Ltd. ADR                      17,943
 1,264,000    Youngtek Electronics Corp.                                            2,630
                                                                               ----------
                                                                                   94,932
                                                                               ----------
              TECHNOLOGY DISTRIBUTORS (0.2%)
20,909,800    PT Erajaya Swasembada Tbk                                             2,409
                                                                               ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.8%)
   756,000    Catcher Technology Co. Ltd.                                           6,757
 3,914,000    Compal Electronics, Inc.                                              3,224
                                                                               ----------
                                                                                    9,981
                                                                               ----------
              Total Information Technology                                        197,743
                                                                               ----------
              MATERIALS (3.8%)
              ----------------
              COMMODITY CHEMICALS (0.2%)
   291,000    Green Seal Holding Ltd.*                                              2,218
                                                                               ----------
              CONSTRUCTION MATERIALS (1.2%)
   368,175    Akcansa Cimento A.S.                                                  2,273
 2,543,000    Anhui Conch Cement Co. Ltd. "H"                                       9,119
   242,597    Cemex S.A.B. de C.V. ADR*                                             3,122
                                                                               ----------
                                                                                   14,514
                                                                               ----------
              DIVERSIFIED CHEMICALS (0.2%)
   551,074    PI Industries Ltd.                                                    2,752
                                                                               ----------
              DIVERSIFIED METALS & MINING (0.5%)
    96,645    African Rainbow Minerals Ltd.                                         1,698
 1,403,400    Grupo Mexico S.A.B. de C.V. "B"                                       4,617
                                                                               ----------
                                                                                    6,315
                                                                               ----------
              FOREST PRODUCTS (0.2%)
   468,578    Duratex S.A.                                                          1,928
                                                                               ----------
              INDUSTRIAL GASES (0.4%)
 5,121,300    Yingde Gases Group Co.                                                5,602
                                                                               ----------
              METAL & GLASS CONTAINERS (0.2%)
 3,030,000    CPMC Holdings Ltd.                                                    2,450
                                                                               ----------

================================================================================

24  | USAA EMERGING MARKETS FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
              STEEL (0.9%)
 1,672,277    Eregli Demir ve Celik Fabrikalari TAS                            $    2,487
    21,384    POSCO                                                                 6,058
 2,640,000    Ton Yi Industrial Corp.                                               2,756
                                                                               ----------
                                                                                   11,301
                                                                               ----------
              Total Materials                                                      47,080
                                                                               ----------
              TELECOMMUNICATION SERVICES (6.3%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (1.5%)
 1,398,620    Magyar Telekom Telecommunications plc*                                2,065
   246,900    PT Telekomunikasi Indonesia (Persero) Tbk ADR                        10,785
 5,363,170    PT XL Axiata Tbk                                                      2,515
   235,530    Telefonica Czech Republic A.S.                                        3,413
                                                                               ----------
                                                                                   18,778
                                                                               ----------
              WIRELESS TELECOMMUNICATION SERVICES (4.8%)
   187,340    America Movil S.A.B. de C.V. ADR "L"                                  3,621
   651,100    China Mobile Ltd.                                                     6,366
   193,970    China Mobile Ltd. ADR                                                 9,516
   108,786    MegaFon OAO GDR*(b),(c)                                               3,267
   199,616    MegaFon OAO GDR*(b),(c)                                               5,995
   657,800    Mobile TeleSystems ADR                                               12,163
   103,880    Philippine Long Distance Telephone Co. ADR                            6,809
   131,610    TIM Participacoes S.A. ADR                                            3,585
   543,500    Turkcell Iletisim Hizmetleri A.S. ADR*                                8,424
                                                                               ----------
                                                                                   59,746
                                                                               ----------
              Total Telecommunication Services                                     78,524
                                                                               ----------
              UTILITIES (1.4%)
              ----------------
              ELECTRIC UTILITIES (1.1%)
   604,160    Centrais Eletricas Brasileiras S.A. Eletrobras ADR                    1,800
   184,400    Companhia Paranaense de Energia ADR                                   2,678
 1,179,380    JSC RusHydro ADR                                                      2,277
   217,960    Reliance Infrastructure Ltd. GDR                                      7,644
                                                                               ----------
                                                                                   14,399
                                                                               ----------
              GAS UTILITIES (0.3%)
   743,688    Aygaz A.S.                                                            3,280
                                                                               ----------
              Total Utilities                                                      17,679
                                                                               ----------
              Total Common Stocks (cost: $1,051,055)                            1,165,721
                                                                               ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
              PREFERRED STOCKS (3.8%)

              CONSUMER DISCRETIONARY (0.4%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (0.4%)
    34,620    Hyundai Motor Co. Ltd.                                           $    4,887
                                                                               ----------
              Total Consumer Discretionary                                          4,887
                                                                               ----------
              ENERGY (1.8%)
              -------------
              INTEGRATED OIL & GAS (1.8%)
 1,330,660    Petroleo Brasileiro S.A. ADR                                         19,867
 4,024,500    Surgutneftegas(b)                                                     2,999
                                                                               ----------
                                                                                   22,866
                                                                               ----------
              Total Energy                                                         22,866
                                                                               ----------
              INDUSTRIALS (0.8%)
              ------------------
              CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.8%)
 4,949,300    Marcopolo S.A.                                                        9,588
                                                                               ----------
              Total Industrials                                                     9,588
                                                                               ----------
              MATERIALS (0.5%)
              ----------------
              STEEL (0.5%)
   543,415    Vale S.A. ADR                                                         6,238
                                                                               ----------
              Total Materials                                                       6,238
                                                                               ----------
              TELECOMMUNICATION SERVICES (0.3%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.3%)
   201,420    Telefonica Brasil S.A. ADR                                            4,050
                                                                               ----------
              Total Telecommunication Services                                      4,050
                                                                               ----------
              Total Preferred Stocks (cost: $54,163)                               47,629
                                                                               ----------
              WARRANTS (0.2%)

              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              WIRELESS TELECOMMUNICATION SERVICES (0.2%)
    75,440    Etihad Etisalat HSBC(b),(d)                                           1,876
                                                                               ----------
              Total Telecommunication Services                                      1,876
                                                                               ----------
              Total Warrants (cost: $1,377)                                         1,876
                                                                               ----------
              Total Equity Securities (cost: $1,106,595)                        1,215,226
                                                                               ----------

================================================================================

26  | USAA EMERGING MARKETS FUND

================================================================================

-----------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                             MARKET
$(000)/                                                                             VALUE
SHARES(e)     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
              CONVERTIBLE SECURITIES (0.0%)

              CONSUMER DISCRETIONARY (0.0%)
              -----------------------------
              HOMEBUILDING (0.0%)
BRL  1,548    Viver Incorporadora e Construtora S.A., 5.71% due 8/6/2016(b)    $      359
                                                                               ----------
              Total Consumer Discretionary                                            359
                                                                               ----------
              Total Convertible Securities (cost: $699)                               359
                                                                               ----------
              MONEY MARKET INSTRUMENTS (1.5%)

              MONEY MARKET FUNDS (1.5%)
18,590,544    State Street Institutional Liquid Reserve Fund, 0.07%(f)             18,591
                                                                               ----------
              Total Money Market Instruments (cost: $18,591)                       18,591
                                                                               ----------

              TOTAL INVESTMENTS (COST: $1,125,885)                             $1,234,176
                                                                               ==========

----------------------------------------------------------------------------------------------------
($ IN 000s)                                       VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------
                                         (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                     QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                 IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                        FOR IDENTICAL ASSETS              INPUTS         INPUTS          TOTAL
----------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                        $ 1,134,559             $31,162             $-     $1,165,721
  Preferred Stocks                          44,630               2,999              -         47,629
  Warrants                                       -               1,876              -          1,876
Bonds:
  Convertible Securities                         -                 359              -            359
Money Market Instruments:
  Money Market Funds                        18,591                   -              -         18,591
----------------------------------------------------------------------------------------------------
Total                                  $ 1,197,780             $36,396             $-     $1,234,176
----------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

--------------------------------------------------------------------------------
                                                          CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------
Balance as of May 31, 2013                                                 $   -
Purchases                                                                    699
Sales                                                                          -
Transfers into Level 3                                                         -
Transfers out of Level 3                                                    (475)
Net realized gain (loss) on investments                                        -
Change in net unrealized appreciation/depreciation of investments           (224)
--------------------------------------------------------------------------------
Balance as of May 31, 2014                                                 $   -
--------------------------------------------------------------------------------

For the period of June 1, 2013, through May 31, 2014, common stocks with a fair value of $2,843,000 were transferred from Level 1 to Level 2. Due to an assessment of events at the end of the reporting period, the securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. Common stocks with a fair value of $402,062,000 and a preferred stock with a fair value of $5,294,000 were transferred from Level 2 to Level 1. Due to an assessment of events at the beginning of the reporting period, the securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

28  | USAA EMERGING MARKETS FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2014

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    WARRANTS - entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
    BRL   Brazilian Real
    GDR Global depositary receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

    NVDR Non-voting depositary receipts are receipts issued by Thai NVDR Company Limited.
    REIT  Real estate investment trust

o   SPECIFIC NOTES

    (a) Security deemed illiquid by USAA Asset Management Company (the Manager), under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the Board). The aggregate market value of these securities at May 31, 2014, was $622,000, which represented 0.1% of the Fund's net assets.

    (b) Security was fair valued at May 31, 2014, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $36,396,000, which represented 2.9% of net assets of the Fund.

    (c) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (d) Represents the underlying security of a participatory note with HSBC Bank plc.

    (e)   In U.S. dollars unless otherwise noted.

    (f) Rate represents the money market fund annualized seven-day yield at May 31, 2014.

      *   Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

30  | USAA EMERGING MARKETS FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2014

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $1,125,885)         $1,234,176
  Cash                                                                            77
  Cash denominated in foreign currencies (identified cost of $1,387)           1,402
  Receivables:
     Capital shares sold                                                         690
     USAA Transfer Agency Company (Note 6E)                                        7
     Dividends and interest                                                    3,222
     Securities sold                                                           4,549
                                                                          ----------
        Total assets                                                       1,244,123
                                                                          ----------
LIABILITIES
  Payables:
     Securities purchased                                                      3,270
     Capital shares redeemed                                                     412
  Accrued management fees                                                      1,005
  Accrued transfer agent's fees                                                   44
  Other accrued expenses and payables                                            489
                                                                          ----------
        Total liabilities                                                      5,220
                                                                          ----------
           Net assets applicable to capital shares outstanding            $1,238,903
                                                                          ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                         $1,212,165
  Accumulated undistributed net investment income                              9,849
  Accumulated net realized loss on investments                               (91,179)
  Net unrealized appreciation of investments                                 108,291
  Net unrealized depreciation of foreign currency translations                  (223)
                                                                          ----------
           Net assets applicable to capital shares outstanding            $1,238,903
                                                                          ==========
  Net asset value, redemption price, and offering price per share:
     Fund Shares (net assets of $503,052/27,729 shares outstanding)       $    18.14
                                                                          ==========
     Institutional Shares (net assets of $730,863/40,387
        shares outstanding)                                               $    18.10
                                                                          ==========
     Adviser Shares (net assets of $4,988/276 shares outstanding)         $    18.08
                                                                          ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2014

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $3,101)                    $26,170
  Interest (net of foreign taxes withheld of $1)                              35
                                                                         -------
        Total income                                                      26,205
                                                                         -------
EXPENSES
  Management fees                                                         10,813
  Administration and servicing fees:
     Fund Shares                                                             695
     Institutional Shares                                                    657
     Adviser Shares                                                            7
  Transfer agent's fees:
     Fund Shares                                                           1,368
     Institutional Shares                                                    657
  Distribution and service fees (Note 6F):
     Adviser Shares                                                           12
  Custody and accounting fees:
     Fund Shares                                                             397
     Institutional Shares                                                    562
     Adviser Shares                                                            4
  Postage:
     Fund Shares                                                              45
     Institutional Shares                                                     20
  Shareholder reporting fees:
     Fund Shares                                                              27
     Institutional Shares                                                     21
  Trustees' fees                                                              17
  Registration fees:
     Fund Shares                                                              24
     Institutional Shares                                                     39
     Adviser Shares                                                           14
  Professional fees                                                          144
  Other                                                                       22
                                                                         -------
        Total expenses                                                    15,545
  Expenses paid indirectly:
     Fund Shares                                                              (2)
     Institutional Shares                                                     (3)
                                                                         -------
        Net expenses                                                      15,540
                                                                         -------
NET INVESTMENT INCOME                                                     10,665
                                                                         -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, AND
FOREIGN CURRENCY
  Net realized loss on:
     Investments (net of foreign taxes withheld of $131)                  (2,782)
     Foreign currency transactions                                          (531)
  Change in net unrealized appreciation/depreciation of:
     Investments                                                          59,938
     Foreign currency translations                                          (158)
                                                                         -------
        Net realized and unrealized gain                                  56,467
                                                                         -------
  Increase in net assets resulting from operations                       $67,132
                                                                         =======

See accompanying notes to financial statements.

================================================================================

32  | USAA EMERGING MARKETS FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

----------------------------------------------------------------------------------------
                                                                   2014             2013
----------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                      $   10,665       $   10,646
  Net realized loss on investments                               (2,782)         (49,302)
  Net realized loss on foreign currency transactions               (531)            (509)
  Change in net unrealized appreciation/depreciation of:
     Investments                                                 59,938          160,927
     Foreign currency translations                                 (158)             565
                                                             ---------------------------
     Increase in net assets resulting from operations            67,132          122,327
                                                             ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
     Fund Shares                                                 (2,488)          (3,996)
     Institutional Shares                                        (5,455)          (6,476)
     Adviser Shares                                                  (6)             (28)
                                                             ---------------------------
        Total distributions of net investment income             (7,949)         (10,500)
                                                             ---------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
  Fund Shares                                                     7,139         (274,362)
  Institutional Shares                                          150,472          307,509
  Adviser Shares                                                      3               10
                                                             ---------------------------
     Total net increase in net assets from
        capital share transactions                              157,614           33,157
                                                             ---------------------------
  Capital contribution from USAA Transfer
     Agency Company (Note 6E):
     Fund Shares                                                      7                3
     Institutional Shares                                             -                4
                                                             ---------------------------
  Net increase in net assets                                    216,804          144,991
NET ASSETS
  Beginning of year                                           1,022,099          877,108
                                                             ---------------------------
  End of year                                                $1,238,903       $1,022,099
                                                             ===========================
Accumulated undistributed net investment income:
  End of year                                                $    9,849       $    7,253
                                                             ===========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  33

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2014

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. The information presented in this annual report pertains only to the USAA Emerging Markets Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation. The Fund concentrates its investments in securities of companies in emerging market countries, which may have limited or developing capital markets. Such investments may involve greater risks than investments in developed markets, and political, social, or economic changes in these markets may cause the prices of such investments to be volatile.

The Fund consists of three classes of shares: Emerging Markets Fund Shares (Fund Shares), Emerging Markets Fund Institutional Shares (Institutional Shares), and Emerging Markets Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional

================================================================================

34  | USAA EMERGING MARKETS FUND

================================================================================

Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds) and not to the general public. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Securities, including exchange-traded funds (ETFs), exchange-traded notes (ETNs), and equity-linked structured notes, except as

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

        otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

================================================================================

36  | USAA EMERGING MARKETS FUND

================================================================================

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Repurchase agreements are valued at cost, which approximates market value.

    6. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser(s), if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include bonds and certain equity securities traded on foreign exchanges, whose fair values at the reporting date included an adjustment to reflect changes occurring subsequent to the close of trading in the foreign markets but prior to the close of trading in comparable U.S. securities market. Level 2 securities also include certain equity securities valued using market inputs and other factors deemed by the Manager to appropriately reflect fair value.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

================================================================================

38  | USAA EMERGING MARKETS FUND

================================================================================

E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2014, brokerage commission recapture credits reduced the expenses of the Fund Shares, Institutional Shares, and Adviser Shares by $2,000, $3,000, and less than $500, respectively. For the year ended May 31, 2014, there were no custodian and other bank credits.

G. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended May 31, 2014, the Adviser Shares did not receive redemption fees.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

================================================================================

40  | USAA EMERGING MARKETS FUND

================================================================================

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended May 31, 2014, the Fund paid CAPCO facility fees of $6,000, which represents 1.7% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2014.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, passive foreign investment corporation and foreign capital gain tax reclass adjustments resulted in reclassifications to the statement of assets and liabilities to decrease accumulated undistributed net investment income and accumulated net realized loss on investments by $120,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2014, and 2013, was as follows:

                                                     2014                2013
                                                  ------------------------------
Ordinary income*                                  $7,949,000         $10,500,000

As of May 31, 2014, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                     $ 10,909,000
Accumulated capital and other losses                                (80,145,000)
Unrealized appreciation of investments                               95,976,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and passive foreign investment corporation adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

At May 31, 2014, the Fund had no pre-enactment capital loss carryforwards and post-enactment net capital loss carryforwards of $80,145,000, for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

    POST-ENACTMENT CAPITAL LOSS CARRYFORWARDS
-------------------------------------------------
                  TAX CHARACTER
-------------------------------------------------
(NO EXPIRATION)                         BALANCE
---------------                       -----------
  Short-Term                          $17,390,000
   Long-Term                           62,755,000
                                      -----------
       Total                          $80,145,000
                                      ===========

For the year ended May 31, 2014, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

42  | USAA EMERGING MARKETS FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2014, were $710,247,000 and $522,095,000, respectively.

As of May 31, 2014, the cost of securities, including short-term securities, for federal income tax purposes, was $1,137,977,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2014, for federal income tax purposes, were $161,992,000 and $65,793,000, respectively, resulting in net unrealized appeciation of $96,199,000.

(5) CAPITAL SHARE TRANSACTIONS

At May 31, 2014, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds. Capital share transactions for all classes were as follows, in thousands:

                                         YEAR ENDED                   YEAR ENDED
                                        MAY 31, 2014                 MAY 31, 2013
---------------------------------------------------------------------------------------
                                    SHARES        AMOUNT         SHARES         AMOUNT
                                  -----------------------------------------------------
FUND SHARES:
Shares sold                          6,340      $ 108,018          6,462      $ 110,285
Shares issued from reinvested
  dividends                            143          2,465            221          3,838
Shares redeemed                     (6,094)      (103,344)       (22,764)      (388,485)
                                  -----------------------------------------------------
Net increase (decrease) from
  capital share transactions           389      $   7,139        (16,081)     $(274,362)
                                  =====================================================
INSTITUTIONAL SHARES:
Shares sold                         15,098      $ 249,462         21,520      $ 368,623
Shares issued from
  reinvested dividends                 308          5,311            373          6,476
Shares redeemed                     (6,072)      (104,301)        (3,922)       (67,590)
                                  -----------------------------------------------------
Net increase from capital
  share transactions                 9,334      $ 150,472         17,971      $ 307,509
                                  =====================================================
ADVISER SHARES:
Shares sold                              1      $      23              2      $      26
Shares issued from reinvested
  dividends                              -*             -*             -*             -*
Shares redeemed                         (1)           (20)            (1)           (16)
                                  -----------------------------------------------------
Net increase from
  capital share transactions             -*     $       3              1      $      10
                                  =====================================================

*Represents less than 500 shares or $500.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment

================================================================================

44  | USAA EMERGING MARKETS FUND

================================================================================

    of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 1.00% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Emerging Markets Funds Index over the performance period. The Lipper Emerging Markets Funds Index tracks the total return performance of the 30 largest funds in the Lipper Emerging Markets Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                    +/- 0.04%
+/- 4.01% to 7.00%                    +/- 0.05%
+/- 7.01% and greater                 +/- 0.06%

  (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Emerging Markets Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended May 31, 2014, the Fund incurred total management fees, paid or payable to the Manager, of $10,813,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $(291,000), $(142,000), and $(2,000), respectively. For the Fund Shares,
    Institutional Shares, and Adviser Shares, the performance adjustments were (0.06)%, (0.02)%, and (0.05)%, respectively.

B. SUBADVISORY ARRANGEMENT(S) - The Manager has entered into investment subadvisory agreements with Brandes Investment Partners, L.P. (Brandes), Lazard Asset Management (Lazard), and Victory Capital Management Inc. (Victory), under which Brandes, Lazard, and Victory direct the investment and reinvestment of portions of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Brandes a subadvisory fee in the annual amount of 0.75% for assets up to $300 million; 0.70% for assets over $300 million up to $600 million; and 0.60% for assets over $600 million on the portion of the Fund's average net assets that Brandes manages. For the year ended May 31, 2014, the Manager incurred subadvisory fees, paid or payable to Brandes, of $1,365,000.

    The Manager (not the Fund) pays Lazard a subadvisory fee in the annual amount of 0.75% for assets up to $200 million; 0.70% for assets

================================================================================

46  | USAA EMERGING MARKETS FUND

================================================================================

    over $200 million up to $400 million; 0.65% for assets over $400 million up to $600 million; and 0.60% for assets over $600 million on the portion of the Fund's average net assets that Lazard manages. For the year ended May 31, 2014, the Manager incurred subadvisory fees, paid or payable to Lazard, of $5,254,000.

    The Manager (not the Fund) pays Victory a subadvisory fee in the annual amount of 0.85% for assets up to $50 million; 0.75% for assets over $50 million up to $150 million; and 0.70% for assets over $150 million on the portion of the Fund's average net assets that Victory manages. For the year ended May 31, 2014, the Manager incurred subadvisory fees, paid or payable to Victory, of $1,304,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended May 31, 2014, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $695,000, $657,000, and $7,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2014, the Fund reimbursed the Manager $31,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION - The Manager has agreed, through October 1, 2014, to limit the total annual operating expenses of the Adviser Shares to 2.00% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Adviser Shares for all expenses in excess of that amount. This expense

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    limitation arrangement may not be changed or terminated through October 1, 2014, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2014, the Adviser Shares did not incur reimbursable expenses.

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $23 per shareholder account plus out of pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended May 31, 2014, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,368,000, $657,000, and less than $500, respectively. For the year ended May 31, 2014, the Fund Shares and Adviser Shares recorded capital contributions from SAS of $7,000 and less than $500, respectively, for adjustments related to corrections to shareholder accounts, which was recorded as a receivable at May 31, 2014.

F. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended May 31, 2014, the Adviser Shares incurred distribution and service (12b-1) fees of $12,000.

================================================================================

48  | USAA EMERGING MARKETS FUND

================================================================================

G. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 17 USAA mutual funds in which the affiliated USAA fund-of-funds may invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of May 31, 2014, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
USAA Cornerstone Conservative Fund                                      0.2
USAA Cornerstone Equity Fund                                            0.6
USAA Target Retirement Income Fund                                      1.0
USAA Target Retirement 2020 Fund                                        2.5
USAA Target Retirement 2030 Fund                                        6.6
USAA Target Retirement 2040 Fund                                        8.2
USAA Target Retirement 2050 Fund                                        4.6
USAA Target Retirement 2060 Fund                                        0.2

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2014, USAA and its affiliates owned 271,000 shares which represents 98.3% of the Adviser Shares and 0.4% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                      YEAR ENDED MAY 31,
                             ------------------------------------------------------------------
                                 2014           2013          2012          2011           2010
                             ------------------------------------------------------------------
Net asset value at
  beginning of period        $  17.44       $  15.45      $  21.57      $  17.20       $  14.41
                             ------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income           .14            .17(c)        .15           .13            .11
  Net realized and
    unrealized gain (loss)        .65           1.96(c)      (5.57)         4.37           2.79
                             ------------------------------------------------------------------
Total from investment
  operations                      .79           2.13(c)      (5.42)         4.50           2.90
                             ------------------------------------------------------------------
Less distributions from:
  Net investment income          (.09)          (.14)         (.14)         (.13)          (.11)
  Realized capital gains            -              -          (.56)            -              -
                             ------------------------------------------------------------------
Total distributions              (.09)          (.14)         (.70)         (.13)          (.11)
                             ------------------------------------------------------------------
Net asset value at end
  of period                  $  18.14       $  17.44      $  15.45      $  21.57       $  17.20
                             ==================================================================
Total return (%)*                4.56          13.78        (25.21)        26.19          20.07(a)
Net assets at end
  of period (000)            $503,052       $476,735      $670,698      $821,004       $557,639
Ratios to average
  net assets:**
  Expenses (%)(b)                1.50           1.58          1.58          1.59           1.66(a)
  Net investment income (%)       .83           1.00          1.06           .68            .61
Portfolio turnover (%)             48            148(d)         72            66             66

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2014, average net assets were $463,918,000.
(a) During the year ended May 31, 2010, SAS reimbursed the Fund Shares $102,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by 0.02%. This decrease is excluded from the expense ratio in the Financial Highlights table.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Calculated using average shares.
(d) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.

================================================================================

50  | USAA EMERGING MARKETS FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                      YEAR ENDED MAY 31,
                             ------------------------------------------------------------------
                                 2014           2013          2012          2011           2010
                             ------------------------------------------------------------------
Net asset value at
  beginning of period        $  17.41       $  15.45      $  21.60      $  17.22       $  14.41
                             ------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income           .18            .20(a)        .20           .22            .21(a)
  Net realized and
    unrealized gain (loss)        .65           1.99(a)      (5.58)         4.37           2.78(a)
                             ------------------------------------------------------------------
Total from investment
  operations                      .83           2.19(a)      (5.38)         4.59           2.99(a)
                             ------------------------------------------------------------------
Less distributions from:
  Net investment income          (.14)          (.23)         (.21)         (.21)          (.18)
  Realized capital gains            -              -          (.56)            -              -
                             ------------------------------------------------------------------
Total distributions              (.14)          (.23)         (.77)         (.21)          (.18)
                             ------------------------------------------------------------------
Net asset value at end
  of period                  $  18.10       $  17.41      $  15.45      $  21.60       $  17.22
                             ==================================================================
Total return (%)*                4.82          14.18        (25.01)        26.71          20.74
Net assets at end
  of period (000)            $730,863       $540,580      $202,173      $185,493       $ 77,410
Ratios to average
  net assets:**
  Expenses (%)(b)                1.29           1.30          1.27          1.20(c)        1.13(c)
  Expenses, excluding
    reimbursements (%)(b)        1.29           1.30          1.27          1.22           1.24
  Net investment income (%)      1.03           1.19          1.40          1.13           1.17
Portfolio turnover (%)             48            148(d)         72            66             66

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2014, average net assets were $657,578,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional
    Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Prior to October 1, 2010, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 1.13% of the Institutional Shares' average net assets.
(d) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                          PERIOD ENDED
                                                           YEAR ENDED MAY 31,                MAY 31,
                                                -------------------------------------------------------
                                                  2014           2013            2012          2011***
                                                -------------------------------------------------------
Net asset value at beginning of period          $17.35         $15.40         $ 21.50        $19.22
                                                ---------------------------------------------------
Income (loss) from investment operations:
  Net investment income                            .09            .11             .10           .03(a)
  Net realized and unrealized gain (loss)          .66           1.94           (5.57)         2.36(a)
                                                ---------------------------------------------------
Total from investment operations                   .75           2.05           (5.47)         2.39(a)
                                                ---------------------------------------------------
Less distributions from:
  Net investment income                           (.02)          (.10)           (.07)         (.11)
  Realized capital gains                             -              -            (.56)            -
                                                ---------------------------------------------------
Total distributions                               (.02)          (.10)           (.63)         (.11)
                                                ---------------------------------------------------
Net asset value at end of period                $18.08         $17.35         $ 15.40        $21.50
                                                ===================================================
Total return (%)*                                 4.34          13.31          (25.53)        12.48
Net assets at end of period (000)               $4,988         $4,784         $ 4,237        $5,919
Ratios to average net assets:**
  Expenses (%)(b)                                 1.77           2.00            2.00          2.00(c)
  Expenses, excluding
    reimbursements (%)(b)                         1.77           2.04            2.16          2.26(c)
  Net investment income (%)                        .57            .55             .63           .16(c)
Portfolio turnover (%)                              48            148(d)           72            66

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2014, average net assets were $4,670,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.

================================================================================

52  | USAA EMERGING MARKETS FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2014 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2013, through May 31, 2014.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

================================================================================

                                                           EXPENSE EXAMPLE |  53

================================================================================

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                EXPENSES PAID
                                         BEGINNING            ENDING            DURING PERIOD*
                                       ACCOUNT VALUE       ACCOUNT VALUE      DECEMBER 1, 2013 -
                                      DECEMBER 1, 2013     MAY 31, 2014          MAY 31, 2014
                                      ----------------------------------------------------------
FUND SHARES
Actual                                   $1,000.00           $1,028.00               $7.58

Hypothetical
 (5% return before expenses)              1,000.00            1,017.45                7.54

INSTITUTIONAL SHARES
Actual                                    1,000.00            1,029.30                6.58

Hypothetical
 (5% return before expenses)              1,000.00            1,018.45                6.54

ADVISER SHARES
Actual                                    1,000.00            1,028.00                7.89

Hypothetical
 (5% return before expenses)              1,000.00            1,017.15                7.85

* Expenses are equal to the annualized expense ratio of 1.50% for Fund Shares, 1.30% for Institutional Shares, and 1.56% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 2.80% for Fund Shares, 2.93% for Institutional Shares, and 2.80% for Adviser Shares for the six-month period of December 1, 2013, through May 31, 2014.

================================================================================

54  | USAA EMERGING MARKETS FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2014

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 30, 2014, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreements between the Manager and the Subadvisers with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by

================================================================================

                                                     ADVISORY AGREEMENT(S) |  55

================================================================================

each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior and investment personnel, as well as current staffing levels. The Board discussed

================================================================================

56  | USAA EMERGING MARKETS FUND

================================================================================

the Manager's effectiveness in monitoring the performance of each Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered.

The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the advisory fees and total expense ratio of the Fund as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group its expense universe. The data indicated that the Fund's total expenses were below

================================================================================

                                                     ADVISORY AGREEMENT(S) |  57

================================================================================

the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee. The Board also took into account that the subadvisory fees under each Subadvisory Agreement relating to the Fund are paid by the Manager. The Board also considered and discussed information about the Subadvisers' fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and above its Lipper index for the one-year period ended December 31, 3013, and was lower than the average of its performance universe and its Lipper index for the three- and five-year periods ended December 31, 2013. The Board also noted that the Fund's percentile performance ranking was in the top 45% of its performance universe for the one-year period ended December 31, 2013, and was in the bottom 50% of its performance universe for the three- and five-year periods ended December 31, 2013. The Board also took into account management's discussion of the Fund's performance, as well as the various steps management has taken to address the Fund's performance. The Board also took into account the Fund's more recent improved performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information

================================================================================

58  | USAA EMERGING MARKETS FUND

================================================================================

considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund.
This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fact that the Manager pays the Fund's subadvisory fees. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  59

================================================================================

Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by each Subadviser, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees noted that the materials provided to them by each Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists

================================================================================

60  | USAA EMERGING MARKETS FUND

================================================================================

and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of each Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that each Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, and five-year periods ended December 31, 2013, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the explanations of management regarding the performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objective and

================================================================================

                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

policies; (ii) each Subadviser maintains an appropriate compliance program;
(iii) the performance of the Fund is being addressed; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

62  | USAA EMERGING MARKETS FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President, Financial Advice and Solutions Group, USAA (2/13-present); Director of AMCO (01/12-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President and Director, IMCO (10/09-4/14); President of AMCO (8/11-4/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 17 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

64  | USAA EMERGING MARKETS FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (5/07-6/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-2/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as over two years as a Board Member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (7/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-6/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over six years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

66  | USAA EMERGING MARKETS FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 14 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the advisory board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee.
  (3) Member of Audit Committee.
  (4) Member of Pricing and Investment Committee.
  (5) Member of Corporate Governance Committee.
  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
  (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director and General Counsel, FASG, USAA (10/12-10/13); Secretary and Director, IMCO (6/13-present); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (4/10-6/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICorp.

================================================================================

68  | USAA EMERGING MARKETS FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-present); Attorney, FASG General Counsel, USAA (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12); Manager, Tax, USAA (04/08-11/09).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

70  | USAA EMERGING MARKETS FUND

================================================================================

TRUSTEES                               Daniel S. McNamara
                                       Robert L. Mason, Ph.D.
                                       Jefferson C. Boyce
                                       Dawn M. Hawley
                                       Paul L. McNamara
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                      USAA Asset Management Company
INVESTMENT ADVISER                     P.O. Box 659453
                                       San Antonio, Texas 78265-9453
--------------------------------------------------------------------------------
UNDERWRITER AND                        USAA Investment Management Company
DISTRIBUTOR                            P.O. Box 659453
                                       San Antonio, Texas 78265-9453
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1800
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      USAA.COM select your mutual fund
AT USAA.COM                            account and either click the link or
                                       select 'I want to...' and select
OR CALL                                the desired action.
(800) 531-USAA
        (8722)
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

207231-0714

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ITEM 2.  CODE OF ETHICS.

On September 25, 2013, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 52 funds in all. Only 14 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2014 and 2013 were $406,165 and $420,575, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2014 and 2013 were $78,650 and $65,860, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for tax compliance services relating to the review of federal tax returns for fiscal years ended May 31, 2014 and 2013 were $196,024 and $15,500, respectively.


(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2014 and 2013.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for May 31, 2014 and 2013 were $602,492 and $402,750, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2014 and 2013 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2014

By:*     /S/ DANIEL J. MAVICO
         --------------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary


Date:     07/24/2014
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /S/ DANIEL S. MCNAMARA
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     07/25/2014
         ------------------------------


By:*     /S/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     07/24/2014
         ------------------------------

*Print the name and title of each signing officer under his or her signature.